SUPPLEMENT

DATED NOVEMBER 23, 2009 TO THE

CLASS IA AND IB SHARES PROSPECTUS DATED MAY 1, 2009

FOR HARTFORD HLS FUNDS (THE “PROSPECTUS”)

THIS SUPPLEMENT CONTAINS AN IMPORTANT NOTICE REGARDING A NAME CHANGE AND CHANGES TO THE INVESTMENT POLICIES OF HARTFORD MIDCAP GROWTH HLS FUND AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Hartford MidCap Growth HLS Fund

At a meeting of the Board of Directors of Hartford HLS Series Fund II, Inc. (the “Board”) on November 5, 2009, the Board approved a change to the name of Hartford MidCap Growth HLS Fund.  Accordingly, the above referenced Prospectus is revised as follows:

1.  Effective March 1, 2010, the name of “Hartford MidCap Growth HLS Fund” will be changed to “Hartford Small/Mid Cap Equity HLS Fund”.

Accordingly, on the front cover of the Prospectus the fund’s name is changed to Hartford Small/Mid Cap Equity HLS Fund and conforming changes are made throughout the Prospectus.

2.  In connection with this change, the Principal Investment Strategy is revised to the following:

Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies. The fund defines small-capitalization and mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell 2500 Index. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities, and may trade securities actively. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.

These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

As of October 31, 2009, the market capitalization of companies included in the Russell 2500 Index ranged from approximately $14 million to $5.3 billion.

3.  In connection with the fund’s change in investment strategy, the fund’s benchmark is changed from the Russell Midcap Growth Index to the Russell 2500 Index.  HL Investment Advisors, LLC, the fund’s investment manager, believes that the Russell 2500 Index better reflects the fund’s revised investment strategy.  The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

4.  In connection with the fund’s change in investment strategy, the following paragraph is added to the section entitled “Main Risks” under the description of the fund:

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

DATED NOVEMBER 23, 2009 TO THE

AMENDED AND RESTATED

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2009, AS AMENDED AND RESTATED OCTOBER 1, 2009

FOR HARTFORD HLS FUNDS (THE “SAI”)

Hartford MidCap Growth HLS Fund

I.              At a meeting of the Board of Directors of Hartford HLS Series Fund II, Inc. (the “Board”) on November 5, 2009, the Board approved a change to the name of Hartford MidCap Growth HLS Fund.  Accordingly, the above referenced SAI is revised as follows:

Effective March 1, 2010, the name of “Hartford MidCap Growth HLS Fund” will be changed to “Hartford Small/Mid Cap Equity HLS Fund”.

Accordingly, on the front cover of the SAI, the fund’s name is changed to Hartford Small/Mid Cap Equity HLS Fund and conforming changes are made throughout the SAI.

II.            Also, effective March 1, 2010, Kurt Cubbage will be added as a portfolio manager alongside Hugh Whelan and Paul Bukowski for the Hartford MidCap Growth HLS Fund (to be known as Hartford Small/Mid Cap Equity HLS Fund).

Accordingly the following changes will be made to the SAI:

(1)          In the section entitled “Portfolio Managers of the Funds — Other Accounts Sub-advised by Hartford Investment Management’s Portfolio Managers,” the information is added/amended as follows:

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)
Kurt Cubbage *	6	$950	—	$—	1	$7.2

*             Mr. Cubbage began managing Hartford MidCap Growth HLS Fund in March 2010.  Therefore the information presented in the table above is as of October 31, 2009.

(2)          In the section entitled “Portfolio Managers of the Funds — Equity Securities Beneficially owned by Hartford Investment Management’s Portfolio Managers” the information for Mr. Cubbage is amended as follows:

Portfolio Manager	HLS Fund(s) Sub-advised/Managed	Dollar Range of Equity Securities Beneficially Owned

Kurt Cubbage	MidCap Growth HLS Fund Small Company HLS Fund SmallCap Growth HLS Fund	None* $1-$10,000 None

* Information is as of October 31, 2009

This Supplement should be retained with your SAI for future reference.

SUPPLEMENT

Dated November 23, 2009

to the Currently Effective

Class IA and Class IB Shares Prospectuses

Each dated May 1, 2009

For Hartford HLS Funds (collectively the “Prospectuses”)

The above referenced Prospectuses are revised as follows:

Hartford MidCap Growth HLS Fund (to be known as Hartford Small/Mid Cap Equity HLS Fund)

Effective March 1, 2010, portfolio management resources provided by Hartford Investment Management Company and dedicated to will be expanded.  Kurt Cubbage will be added as a portfolio manager of the Fund alongside Hugh Whelan and Paul Bukowski.

Accordingly the following change will be made to the Prospectuses effective March 1, 2010.

In the section entitled “Portfolio Management” the following information is added:

Kurt Cubbage, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since February 2010. Mr. Cubbage joined Hartford Investment Management in 2005.  Before joining Hartford Investment Management, he was with ING (1999-2005).  While at ING, Mr. Cubbage started in the quantitative equity research group where he helped build equity models, and most recently at ING Mr. Cubbage served as the Senior Portfolio Manager for an opportunistic equity strategy and large cap, mid cap and small cap equity strategies.  Prior to 1999, Mr. Cubbage worked for Cambridge Associates as a research consultant, specializing in quantitative issues.

This Supplement should be retained with your Prospectus for future reference.